UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2012, AMCOL International Corporation (“AMCOL”) issued a press release reporting, among other matters, that the Company has filed a Form 12b-25 to report the delay in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.  AMCOL reported that following the release of AMCOL's earnings for the second quarter in a press release dated July 27, 2012, AMCOL determined that it may need to reduce the value of inventory recorded in its Environmental segment’s operations in Spain.  AMCOL management and the Audit Committee are working together to determine the amount of the reduction required and to identify the financial reporting periods impacted.  At this time, AMCOL believes that the relevant periods may include one or more periods dating back to as early as 2010.  Currently, neither AMCOL management nor the Audit Committee is able to determine whether any financial statements will need to be restated or whether the financial results presented in the July 27, 2012 press release will need to be revised.

A copy of AMCOL’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2012, the AMCOL Board of Directors elected Donald J. Gallagher and William H. Schumann, III as directors of AMCOL, effective November 13, 2012.  Mr. Gallagher will serve as a Class I Director with a term expiring at our 2014 Annual Meeting of Shareholders.  Mr. Gallagher will serve on the Audit Committee.  Mr. Schumann will serve as a Class III Director with a term expiring at our 2013 Annual Meeting of Shareholders. Mr. Schumann will also serve on the Audit Committee.

The Board of Directors determined that each of Mr. Gallagher and Mr. Schumann qualify as an independent director under the regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.

A copy of AMCOL’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01                      Financial Statements And Exhibits

(c)           Exhibits.

99.1           Press Release dated August 10, 2012
99.2           Press Release dated August 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	August 10, 2012	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 10, 2012
99.2	Press Release dated August 10, 2012